EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Lowry F. Kline, Chairman of the Board of Directors of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ LOWRY F. KLINE

Lowry F. Kline Chairman of the Board of Directors Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Deval L. Patrick, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ DEVAL L. PATRICK

Deval L. Patrick Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Howard G. Buffett, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ HOWARD G. BUFFETT

Howard G. Buffett Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Paula G. Rosput, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ PAULA G. ROSPUT

Paula G. Rosput Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John L. Clendenin, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ JOHN L. CLENDENIN

John L. Clendenin Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James E. Copeland, Jr., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ JAMES E. COPELAND, JR.

James E. Copeland, Jr. Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Calvin Darden, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ CALVIN DARDEN

Calvin Darden Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. Trevor Eyton, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ J. TREVOR EYTON

J. Trevor Eyton Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. Phillip Humann, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ L. PHILLIP HUMANN

L. Phillip Humann Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John E. Jacob, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ JOHN E. JACOB

John E. Jacob Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Marvin J. Herb, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ MARVIN J. HERB

Marvin J. Herb Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jean-Claude Killy, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ JEAN-CLAUDE KILLY

Jean-Claude Killy Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Steven J. Heyer, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ STEVEN J. HEYER

Steven J. Heyer Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Gary P. Fayard, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ GARY P. FAYARD

Gary P. Fayard Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, John R. Alm, President and Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ JOHN R. ALM

John R. Alm President and Chief Executive Officer and Director, Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Summerfield K. Johnston, Jr., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John J. Culhane, Senior Vice President and General Counsel of the Company, and E. Liston Bishop III, Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2004.

S/ SUMMERFIELD K. JOHNSTON, JR.

Summerfield K. Johnston, Jr. Director, Coca-Cola Enterprises Inc.